UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 2 to
                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 31, 2007
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry into a Material Definitive Agreement


     On July 31, 2007, New Frontier Energy, Inc. (the "Company") entered into an amended Farmout Agreement (the "Amendment") with Clayton Williams Energy, Inc. ("Clayton Williams"), whereby the Company shall become the operator of and acquire 100% of Clayton William's interest in the Focus Ranch Unit (the "Unit"), which consists of approximately 38,695 gross acres in Routt County Colorado adjacent to and southeast of the Company's Slater Dome Field and one gas well, the Focus Ranch Federal 12-1 well.

     Pursuant to the Amendment, Clayton Williams agreed to assign the Unit to the Company within seven days of written request by the Company, but not earlier than August 15, 2007 or later than fifteen (15) days after production operations under this Agreement have been completed, as determined in Farmee's sole discretion. At the time of the assignment of the Unit to the Company, Clayton Williams shall resign as the operator of the Unit and agrees to vote for the Company as the successor operator. Further, in the Amendment the Company agreed to waive the condition precedent that the parties obtain a transfer of rights to the road that leads to the Unit.

     A copy of the amendment is attached to this Current Report on Form 8-K as
Exhibit 10.1.



Item 9.01 Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

     Exhibit No.      Description
     -----------      ------------------------------------------------------
         10.1         Amendment to the Farmout Agreement Dated July 31, 2007




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  August 1, 2007             NEW FRONTIER ENERGY, INC.

                                  By: /s/ Les Bates
                                      --------------------------------
                                      Treasurer, Chief Accounting and
                                      Financial Officer, Secretary and Director



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